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                                                                 Exhibit 10.37.6

                              AMENDMENT NO. 9 TO
                              ------------------
                        PURCHASE AND SALE AGREEMENT AND
                        -------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------
                           AND SIDE LETTER AGREEMENT
                           -------------------------


          THIS AMENDMENT NO. 9 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS AND SIDE LETTER AGREEMENT (this "Amendment") is made and entered
                                              ---------
into and effective as of March 14, 2000, by and between KAISER VENTURES INC., a Delaware corporation and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and ONTARIO VENTURES I, LLC, a Delaware
                            ------
limited liability company ("Buyer").
                            -----

                                   RECITALS
                                   --------

          A. WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 19, 1999 as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 2, 1999, by that certain Amendment No. 2 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 12, 1999, by that certain Amendment No. 3 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 19, 1999, by that certain Amendment No. 4 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 30, 1999, by that certain Amendment No. 5 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of February 4, 2000, and by that certain Amendment No. 6 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of March 6, 2000, by that certain Amendment No. 7 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter dated as of March 10, 2000, and by that certain Amendment No. 8 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter dated as of March 13, 2000 (collectively, the "Purchase Agreement");
                                                           ------------------
and

          B. WHEREAS, pursuant to the Purchase Agreement, Buyer and Seller have entered into that certain Side Letter Agreement dated as of October 19, 1999 which side letter was amended by the amendments to the Purchase Agreement described in Recital A above (as amended, the "Side Letter Agreement"), the form
                                               ---------------------
of which was attached to the Purchase Agreement as Exhibit DD; and
                                                   ----------

          C. WHEREAS, Buyer and Seller desire to again amend the Side Letter Agreement and the Purchase Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:


                                   AGREEMENT
                                   ---------

     1.   Amendments.  The Purchase Agreement and Side Letter Agreement are
          ----------
hereby amended as follows:


          A.   The "Contingency Date" (as defined in Section 1.11 of the
                    ----------------
Purchase Agreement) shall be extended further to April 20, 2000, in consideration for which the sum of One Hundred Thousand Dollars ($100,000) shall be released to Seller as set forth in Section 3.1.2 below.

          B. In the event that Escrow is not canceled as of the Contingency Date (as herein extended), then on April 20, 2000, Buyer shall deposit into Escrow and then cause to be released to Seller from Escrow as provided in
Section 3.1.2 below the additional sum of (i) Two Hundred Thousand Dollars ($200,000) if Buyer and DTSC have reached an agreement on a final Consent Order for the former Kaiser Steel Mill, or (ii) the additional sum of Three Hundred Thousand Dollars ($300,000) if Buyer and DTSC have not reached agreement on a final Consent Order for the former Kaiser Steel Mill by such date (either sum shall be herein referred to as the "April 20 Deposit"). Whether the DTSC and
                                    ----------------
Buyer have agreed upon a final Consent Order shall be evidenced by (x) a letter executed and delivered by the DTSC stating that the DTSC is willing to execute an attached Consent Order, without any change, modification or any contingency other than modifying the name of the consenting party to be that of the entity which purchases the Property, subject only to Buyer or its permitted assignee taking title to the Real Property, and (y) a letter from Buyer to Seller stating that Buyer or its permitted assignee will execute and deliver the Consent Order attached to the DTSC's letter without any change, modification or amendment or any contingency other than Buyer or its permitted assignee taking title to the Real Property.

          C.   The "Closing Date" (as defined in Section 1.9 of the Purchase
                    ------------
Agreement) shall be June 15, 2000.

          D. Section 3.1.2 of the Agreement is hereby revised to read in full as follows:

               3.1.2  Disposition of Deposit. Any portion of the Deposit or the
                      ----------------------
     April 20 Deposit which has been released to Seller prior to the termination of the Agreement shall be retained by Seller and become non-refundable to Buyer, so long as Seller has not materially defaulted, including, without limitation, by not delivering the Deed. All amounts released to Seller shall be applicable to the Purchase Price. On December 17, 1999, the sum of Seventy-Five Thousand Dollars ($75,000.00) of the Deposit was released to Seller. On February 4, 2000, the sum of Seventy-Five Thousand Dollars ($75,000.00) of the Deposit was released to Seller. On March 14, 2000, an additional One Hundred Thousand Dollars ($100,000.00) of the Deposit shall be released to Seller. On April 21, 2000, if Escrow was not canceled prior to that date, the April 20 Deposit shall be released to the Seller. Following the Contingency Date, in the event this Agreement is terminated or the Close of Escrow fails to occur by reason of Buyer's default hereunder, the entire Deposit and the entire April 20 Deposit (including all interest thereon) shall constitute liquidated damages pursuant to
     Section 6.2 below. In the event this Agreement is terminated by reason of Seller's material default or the Close of Escrow fails to occur by reason of Seller's material default hereunder, then the Deposit and the entire April 20 Deposit (including all interest thereon) shall be returned to Buyer. Upon the Close of Escrow, the entire Deposit and

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     the entire April 20 Deposit (including all interest thereon) shall be credited towards the payment of the Purchase Price.

          E. Section 4.7 of the Agreement is hereby revised to read in full as follows:

               4.7  Termination by Buyer Prior to Contingency Date.  Buyer shall
                    ----------------------------------------------
     have the right, exercisable in Buyer's sole and absolute discretion at any time on or prior to the Contingency Date, to terminate this Agreement for any reason or no reason whatsoever. If Buyer shall, on or prior to the Contingency Date, deliver written notice of termination of this Agreement to Seller and Escrow Holder, then this Agreement shall terminate, Seller shall retain any portion of (i) the Deposit and (ii) the April 20 Deposit which have been released to Seller prior to the date of such termination, Escrow shall be canceled, Seller and Buyer shall each pay one-half (1/2) of all Title Company and Escrow cancellation fees, and Buyer and Seller shall have no further obligations to each other hereunder, except as otherwise expressly set forth herein. In that event, Buyer shall return to Seller all documents delivered to Buyer at the request of Seller. Buyer's failure to deliver written notice of Buyer's election to terminate this Agreement in accordance with this Section 4.7 shall constitute a waiver of Buyer's right to disapprove any matters set forth in this Article 4, except as expressly provided in Section 4.1, above.

          F. Section 4.8 of the Agreement is hereby revised to read in full as follows:

               4.8  Termination by Seller.  If Buyer disapproves any of (i) the
                    ---------------------
     Adjacent Property Indemnification and Other Agreements or (ii) the Permits or (iii) any of the Other Assumed Obligations and Liabilities, then Seller shall have the right, within fourteen (14) days after Buyer gives notice of such disapproval, to terminate this Agreement, in which event the Seller shall retain any portion of the Deposit and the April 20 Deposit which has been released to Seller prior to the termination of the Agreement as set forth in Section 3.1.2 hereof. Notwithstanding anything to the contrary, with respect to the following railroad obligation only, Buyer shall only be obligated to assume Kaiser Venture Inc.'s guaranty of and the obligation of Kaiser Recycling Corporation ("KRC") to "provide space for a rail storage
                                    ---
     yard sufficient to meet the needs of the Company," as required by Section 2.2(A) of the Members Operating Agreement of West Valley MRF, LLC ("MRF")
                                                                         ---
     dated as of June 19, 1997 in accordance with and to the extent of the matters set forth below in this Section. Such agreement is as follows:
     (a) MRF must use the Tar Pits Parcel for rail storage purposes to the extent set forth below; (b) Buyer will, without charge, grant to MRF through Escrow at the Close of Escrow, a nonexclusive easement, to be used by MRF to the extent the Tar Pits Parcel is not available for MRF's rail storage purposes, drafted by Buyer to MRF (but MRF shall pay any recording costs), KRC, or Seller granting to MRF the nonexclusive right to use the existing rail tracks on Parcel 5 of the Land (APN No. 229-291-29) for MRF's rail storage purposes (x) for a storage period not exceeding 48 hours, except that on weekends and holidays such period shall be extended to 72 hours, (y) for storage of rail cars being delivered to or picked up from MRF, and (z) for an aggregate use at any one time not to exceed one and one-half (1-1/2) trains (hereinafter called "Rail Storage"), all subject to
                                                  ------------
     the conditions set forth below (the "Existing Track Easement"); (c) Buyer
                                          -----------------------
     shall, without charge, through Escrow at the Close of Escrow, grant to MRF a new, nonexclusive blanket easement pursuant to which MRF may, at its sole cost and expense, construct on such portions of the area of said Parcel 5 of the Land on which there is no existing track as Buyer may reasonably approve, additional railroad track to be used for Rail Storage or

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     spur line purposes, subject to the conditions set forth below (the
     "Additional Track Easement"), so long as such tracks are (aa) in a location
      -------------------------
     reasonably approved by Buyer or its assigns after consultation with the MRF, (bb) available for use by Buyer and its assignees if not in use by or necessary for the operations of MRF, and (cc) are consistent with any and all rights granted to any party prior to the date of notification by MRF to Buyer or its assigns that MRF intends to construct such additional railroad track, including, without limitation, rights granted to Speedway Development Corporation or The California Speedway Corporation; and (d) Buyer shall, without charge, through Escrow at the Close of Escrow, grant to MRF, subject to the easement granted for the San Sevaine Channel, and subject to there being property which satisfies the condition set forth in this (d), a nonexclusive easement to construct (at MRF's sole cost and expense) additional railroad track to be used for Rail Storage or spur line purposes, subject to the conditions described below (the "San Sevaine Track
                                                               -----------------
     Easement"), so long as Buyer and its assigns may use such track if not in
     --------
     use by or necessary for the operations of MRF. Such easement shall only be used to the extent that the ultimate location and construction of the San Sevaine Channel is such that there exists, after such location and construction, a portion of the Land which lies east of the San Sevaine
                                                    ----
     Channel and west of the easterly boundary of the Land.  Buyer (at its cost)
                 ----
     and Seller (at its cost) shall negotiate in good faith the final form of each of such above-referenced easements on or prior to the Contingency Date.

          Buyer shall have the right to establish reasonable rules for the use and conduct of operations of the railroad and on the rail storage facilities, including provisions to ensure that no activity or construction undertaken by MRF shall cause Buyer or its assigns to incur any out-of-pocket third party cost or expense.

          At such time as the MRF begins to use any easement for Rail Storage, Buyer shall request that CSI and The California Speedway agree to increase the size of the Rail Transportation Committee to include a representative of the MRF.

          With respect to the Additional Track Easement and the San Sevaine Track Easement, such easements shall provide that they will not be exercised and used by the MRF if it is commercially reasonable to use the Tar Pits Parcel for Rail Storage. The Parties agree that it shall be commercially unreasonable, among other things, to require the remediation of the Tar Pits Parcel in a manner other than the use of a capping strategy. In addition, Buyer and the MRF shall in good faith determine the final location of the additional track and switches to be constructed pursuant to the exercise of the rights granted pursuant to the Additional Track Easement and/or the San Sevaine Track Easement. Other than providing the Existing Track Easement, the Additional Track Easement and the San Sevaine Channel Easement, Buyer shall have no obligation to grant or convey any other real property or interest therein to Seller, the MRF or KRC pursuant to Section 2.2 (A).

          Seller hereby agrees that in no event shall Buyer assume any obligation of Seller or any related entity to expend money pursuant to any agreement relating to the MRF for any capital or operational cost relating to the rail operations of the MRF. Buyer shall have no obligation to contribute, grant or convey any other real property or interest therein to MRF or KRC pursuant to such Section 2.2(A).

          G. Section 6.2. of the Agreement is hereby revised to read in full as follows:

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

               6.2  Default by Buyer.  IN THE EVENT THAT BUYER FAILS IN THE
                    ----------------
     PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER FOLLOWING THE CONTINGENCY DATE BUT PRIOR TO THE CLOSE OF ESCROW, OR IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, THE PARTIES AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, SELLER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT, TO IMMEDIATELY TERMINATE THIS AGREEMENT UPON SUCH DEFAULT, IN WHICH CASE THE SELLER SHALL RETAIN ANY PORTION OF THE DEPOSIT AND/OR THE APRIL 20 DEPOSIT ALREADY RELEASED TO SELLER AS LIQUIDATED DAMAGES AND BUYER SHALL NOT BE ENTITLED TO RECOVER ANY OF ITS DUE DILIGENCE EXPENSES PURSUANT TO ARTICLE 4 ABOVE. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677. THE PARTIES HAVE SET FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION. SELLER WAIVES ALL OTHER REMEDIES AGAINST BUYER FOR BUYER'S FAILURE TO CLOSE ESCROW, INCLUDING ANY RIGHT TO SPECIFIC PERFORMANCE UNDER CALIFORNIA CIVIL CODE SECTION 1680 OR ANY OTHER APPLICABLE LAW.

     BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE PROVISIONS OF THIS SECTION 6.2 AND BY THEIR INITIALS BELOW AGREE TO BE BOUND BY ITS TERMS

               ________________

               Buyer's Initials         Seller's Initials

          H. The date by which Buyer and Seller shall negotiate in reasonable good faith to finalize the remaining provisions of Exhibits E, G, K, L, M, M-I, Q, Y and CC and attach them to the Purchase Agreement shall be further extended to April 20, 2000. During the time between the date hereof and April 20, 2000, the Parties shall diligently use reasonable good faith to finalize such Exhibits. In the event that all of such Exhibits are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply except that any portion of the Deposit and the April 20 Deposit theretofore released to Seller shall not be refunded to Buyer.

          I. Section 4.9 of the Purchase Agreement is hereby amended by extending the date by which Buyer and Seller shall negotiate in good faith to finalize the IT Contract and performance bond therefor or each of the Insurance Policies so that they are acceptable to Seller to April 20, 2000. In the

                                       5
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event that all of such Insurance Policies, the IT Contract and the performance bond therefor are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section
4.7 thereto shall apply except that any portion of the Deposit and the April 20 Deposit theretofore released to Seller shall not be refundable to Buyer.

     2.   Seller's Right to Contact Other Parties.  If this Agreement is
          ---------------------------------------
terminated or Buyer fails to close Escrow as provided herein, then Seller may contact directly any party, including Catellus Development Corporation, regarding the sale of the former Kaiser Steel Mill site. Buyer, LandBank and Hooper Knowlton and each of their affiliates have no agreement in effect and will not place one into effect nor consent to any permitted assignee's placing one into effect that would restrict or limit any person or entity from dealing with Seller or the Real Property or which would require that any party who enters into an agreement regarding the Property after such termination or failure to close be required to pay to any of such parties any commission or other amount. Seller acknowledges that Buyer may enter into an agreement with Catellus Development Corporation or any other party pursuant to which such party will reimburse its expenses whether or not Buyer consummates the purchase of the Real Property.

     3.   Seller's Right to Contact Catellus. In addition to Seller's having the
          ----------------------------------
right to discuss the contemplated purchase of the former Kaiser Steel Mill site with Buyer and its members and agents, Seller may respond to or initiate contacts with and have conversations with Catellus Development Corporation or its employees or agents and upon notice (which may be oral), Seller may meet in person with Catellus Development Corporation or any other person or entity identified by Buyer as a potential financial partner. Buyer shall have the right to attend any such meetings.

     4.   IT Reports.  Buyer shall promptly deliver to Seller (i) the IT Phase I
          ----------
report and (ii) the underwriting report for the Property which IT is preparing.

     5.   No Other Amendments.  Except as expressly amended hereby, the Purchase
          -------------------
Agreement and the Side Letter Agreement are unchanged and in full force and effect.

     6.   Counterparts.  This Amendment may be executed in counterparts, each of
          ------------
which shall be an original and all of which taken together shall constitute the same instrument.


                      [Signatures continued on next page]

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

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.


Buyer:                     ONTARIO VENTURES I, LLC, a Delaware limited liability
-----
                              company

                              By: LandBank Environmental Properties, LLC, a Delaware limited liability company, its Manager

                                   By:  LandBank, Inc., a Delaware corporation,
                                        its managing member


                                        By:  /s/ Stuart L. Miner
                                             -----------------------------------
Date Executed: 03/14/00                 Its:  Vice President
               --------                      -----------------------------------


Seller:                       KAISER VENTURES INC., a Delaware corporation
------


                              By: /s/ Terry L. Cook
                                  ----------------------------------------------
Date Executed: 03/14/00       Its:  Executive Vice President  & General Counsel
               --------            ---------------------------------------------


                              KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation


                              By: /s/ Terry L. Cook
                                  ----------------------------------------------
Date Executed: 03/14/00       Its:  Vice President
               --------           ----------------------------------------------

RECEIVED AND ACCEPTED THIS ____ DAY OF _______________, 2000.


ESCROW HOLDER:



CHICAGO TITLE INSURANCE COMPANY


By:________________________

Its:_______________________


          The undersigned hereby acknowledge that they agree to be bound by the provisions of paragraph 2 above.

                              LandBank Environmental Properties, LLC, a Delaware limited liability company, its Manager

                              By: LandBank, Inc., a Delaware corporation, its managing member


                                   By:  /s/ Stuart L. Miner
                                      ------------------------------------------

Date Executed: 03/14/00            Its:  Vice President
               --------                -----------------------------------------


Date Executed: 03/14/00            /s/ Hooper Knowlton
               --------            ---------------------------------------------
                                   Hooper Knowlton

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